                                                                  Execution Copy

                                     95,000 Units

                            consisting in the aggregate of

                $95,000,000 Aggregate Principal Amount at Maturity of

                   13% Senior Subordinated Discount Notes due 2006

                                         and

              95,000 Warrants to Purchase 665,000 Shares of Common Stock

                                          of

                                    COINSTAR, INC.


                                  PURCHASE AGREEMENT


                                                                October 22, 1996

SMITH BARNEY INC.
388 Greenwich Street
New York, New York  10013



Ladies and Gentlemen:

               Coinstar, Inc., a Delaware corporation (the "COMPANY"), proposes, upon the terms and conditions set forth in this agreement (this "AGREEMENT"), to issue and sell to Smith Barney Inc. (the "INITIAL PURCHASER") units (the "UNITS") consisting in the aggregate of (i) $95,000,000 aggregate principal amount at maturity of the Company's 13% Senior Subordinated Discount Notes due October 1, 2006 (the "NOTES"), and
(ii) 95,000 Warrants (the "INITIAL WARRANTS"), each representing the right to purchase initially seven shares of Common Stock, $.001 par value of the Company (the "COMMON STOCK"). In addition, the Company will be obligated to issue additional warrants to holders of the Notes upon the occurrence of the Contingent Event (as defined in that certain Warrant Agreement dated as of the date hereof between the Company and The Bank of New York as warrant agent, the "WARRANT AGREEMENT") (the "CONTINGENT WARRANTS," and together with the Initial Warrants, the "WARRANTS") entitling the holder thereof to purchase initially three (3) shares of Common Stock at an exercise price of $.01 per share. Each Unit will consist of $1,000 aggregate principal amount at maturity of Notes, one Initial Warrant entitling the holder thereof to purchase initially seven (7) shares of Common Stock at an exercise price of $.01 per share. The Notes will be issued under an indenture (the "INDENTURE"), to be dated as of October 1, 1996, between the Company and The Bank of New

York, as trustee (the "TRUSTEE"). The Warrants will be issued under a warrant agreement (the "WARRANT AGREEMENT"), to be dated as of October 22, 1996, between the Company and The Bank of New York, as warrant agent (the "WARRANT AGENT"). The Notes and the Initial Warrants are collectively referred to herein as the "SECURITIES." This Agreement, the Indenture, the Securities, the Warrant Agreement and the Registration Rights Agreements (as defined herein) are herein collectively referred to as the "TRANSACTION DOCUMENTS."

               The Company wishes to confirm as follows its agreement with the Initial Purchaser in connection with the purchase and resale of the Securities.

               1. PRELIMINARY OFFERING MEMORANDUM AND OFFERING MEMORANDUM. The Securities will be offered and sold to the Initial Purchaser without registration under the Securities Act of 1933, as amended (the "ACT"), in reliance on an exemption therefrom. The Company has prepared a preliminary offering memorandum, dated September 5, 1996 (the "PRELIMINARY OFFERING MEMORANDUM"), and an offering memorandum, dated October 22, 1996 (the "OFFERING MEMORANDUM"), setting forth information regarding the Company and the Securities. Unless stated herein to the contrary, all references herein to the Offering Memorandum are to the Offering Memorandum at the date hereof (including the exhibits thereto) and do not include any supplement or amendment subsequent thereto. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchaser in accordance with the terms hereof.

               The Company understands that the Initial Purchaser proposes to make offers and sales (the "EXEMPT RESALES") of the Securities purchased by the Initial Purchaser hereunder only on the terms and in the manner set forth in the Offering Memorandum and Section 2 hereof, as soon as the Initial Purchaser deems advisable after this Agreement has been executed and delivered, (i) to persons in the United States whom the Initial Purchaser reasonably believes to be qualified institutional buyers ("QUALIFIED INSTITUTIONAL BUYERS") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("RULE 144A"), in transactions under Rule 144A and (ii) to a limited number of other institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) and (7) under Regulation D of the Act) ("ACCREDITED INVESTORS") in private sales exempt from registration under the Act (such persons specified in clauses (i) and (ii) being referred to herein as the "ELIGIBLE PURCHASERS").

               It is also understood and acknowledged (i) that holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement (the "NOTES REGISTRATION RIGHTS AGREEMENT") substantially in the form attached hereto as EXHIBIT A-1, to be dated as of October 22, 1996, by and between the Company and the Initial Purchaser, and (ii) that holders (including subsequent transferees) of the Warrants and the Shares (of Common Stock issuable upon exercise of the Warrants (the "WARRANT SHARES") will have the registration rights set forth in the registration rights agreement)(the "WARRANT REGISTRATION RIGHTS AGREEMENT" substantially in the form attached hereto as EXHIBIT A-2, and together with the Notes Registration Rights Agreement, the "REGISTRATION RIGHTS AGREEMENTS"), to be dated as of October 22, 1996, by and between the Company and the Initial Purchaser.

               The Initial Purchaser covenants and agrees with the Company that it will deliver an Offering Memorandum in connection with each Exempt Resale (to the extent made available by the

Company) if the Company has not already done so and will not after the date of this Agreement deliver any other offering materials other than the Offering Memorandum or any amendment or supplement thereto in connection with any Exempt Resale without the prior consent of the Company. In addition, the Initial Purchaser shall advise the Company (which advice may be by telephone and if required by the Company, confirmed in writing) when its initial distribution (the "INITIAL DISTRIBUTION") of the Securities has been completed.

               2.   AGREEMENTS TO SELL, PURCHASE AND RESELL.

                    (a) The Company hereby agrees, subject to all of the terms and conditions set forth herein, and upon the basis of the representations, warranties and agreements of the Initial Purchaser, to issue and sell to the Initial Purchaser and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all of the terms and conditions set forth herein, the Initial Purchaser agrees to purchase from the Company the amount of Securities set forth on Schedule I attached hereto at a purchase price equal to $690.39 per Unit; provided, however that the Initial Purchaser shall not have any obligation to take or pay for any Units, Notes or Initial Warrants to the extent that any person to whom it intends to effect an Exempt Resale fails or refuses to purchase on the Closing Date (as defined below) the Securities which such person was to purchase pursuant to the terms of such agreed upon Exempt Resale.

                    (b) The Initial Purchaser has advised the Company that it will offer the Securities for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. The Initial Purchaser hereby represents and warrants to, and agrees with, the Company that it (i) will not solicit offers for, or offer to sell, the Securities by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Act, and (ii) will solicit offers for the Securities only from, and will offer, sell or deliver the Securities as part of its initial offering only to, (A) persons in the United States whom the Initial Purchaser reasonably believes to be Qualified Institutional Buyers and the Initial Purchaser is unaware of any facts indicating that any such representation or warranty is false or inaccurate, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchaser that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, in each case, in transactions under Rule 144A and (B) to a limited number of Accredited Investors that make the representations to and agreements with the Initial Purchaser specified in Annex A to the Offering Memorandum in private sales exempt from registration under the Act.

               The Initial Purchaser has advised the Company that it will offer the Units to Eligible Purchasers at a price initially equal to $690.39 per Unit, plus accrued original issue discount, if any, on the Notes from the date of issuance of the Units. Such price may be changed by the Initial Purchaser at any time thereafter without notice.

               The Initial Purchaser understands that the Company and, for the purposes of the opinions to be delivered to the Initial Purchaser pursuant to
Section 7(c) and 7(d) hereof, counsel to the Company will rely upon the accuracy and truth of the foregoing representations and agreements and the Initial Purchaser hereby consents to such reliance.

               DELIVERY OF THE SECURITIES AND PAYMENT THEREFOR. Delivery to the Initial Purchaser of and payment for the Units shall be made at the offices of Wilson Sonsini Goodrich & Rosati, P.C., at 10:00 a.m., New York time, on October 22, 1996 (the "CLOSING DATE"). The place of closing for the Securities and the Closing Date may be varied by agreement between the Initial Purchaser and the Company.

               The Securities shall be delivered to the Initial Purchaser against payment of the purchase price therefor by wire transfer payable to the order of the Company in New York Clearing House (next day) funds in accordance with written instructions from the Company. The Notes will be represented by a global security (the "GLOBAL NOTE") and the Initial Warrants will be represented by a global security (the "GLOBAL WARRANT" and, together with the Global Note, the "GLOBAL SECURITIES") and will be registered in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"). The Securities to be delivered to the Initial Purchaser have already been or shall be made available to the Initial Purchaser in New York City for inspection and packaging not later than 12:00 noon, New York City time, on the business day immediately preceding the Closing Date.

               4. AGREEMENTS OF THE COMPANY. The Company agrees with the Initial Purchaser as follows:

                    (a) During the period of time specified in clause (e) below of this Section 4, the Company shall advise the Initial Purchaser promptly and, if requested by it, shall promptly confirm such advice in writing, of any material adverse change, or of any event or condition known to the Company which is reasonably likely to result in a material change, in the condition (financial or other), business, prospects, liabilities (contingent or otherwise), properties, net worth, solvency or results of operations of the Company (whether or not arising in the ordinary course of business), or of the happening of any event, any information becoming known or the existence of any condition that would require any amendment or supplement to the Offering Memorandum (as then amended or supplemented) so that the Offering Memorandum (as so amended or supplemented) would not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    (b) The Company will furnish to the Initial Purchaser, without charge, such number of copies of the Offering Memorandum and any amendments or supplements thereto, as it may reasonably request.

                    (c) The Company will not make any amendment or supplement to the Preliminary Offering Memorandum or to the Offering Memorandum of which the Initial Purchaser shall not previously have been furnished a copy a reasonable time prior to the making thereof or, at any time prior to the payment for the Securities on the Closing Date, to which it may reasonably object after being so advised.

                    (d) The Company consents to the use of the Offering Memorandum (and of any amendment or supplement thereto prepared in accordance with Section 4(c) hereof) in accordance with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the Initial Purchaser and by all dealers to whom Securities may be sold, in connection with the offering and sale of the Securities.

                    (e) If, at any time prior to completion of the Initial Distribution of the Securities by the Initial Purchaser to Eligible Purchasers, any event shall occur, any information shall become known or any condition shall exist that in the reasonable business judgment of the Company or in the opinion of counsel for the Initial Purchaser would require any amendment or supplement to the Offering Memorandum (as then amended or supplemented) so that the Offering Memorandum (as so amended or supplemented) would not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will, in each such case subject to Section 4(c) hereof, forthwith prepare, at the sole expense of the Company, an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchaser that number of copies thereof as it shall request.

                    (f) The Company will cooperate with the Initial Purchaser and with its counsel in connection with the qualification of the Securities for offering and sale by the Initial Purchaser and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification.

                    (g) For a period of five (5) years after the Closing Date, the Company will furnish to the Initial Purchaser (i) as soon as available, a copy of each quarterly or annual report of the Company mailed to stockholders or filed with the Securities and Exchange Commission (the "COMMISSION"), and (ii) from time to time such other information concerning the Company as the Initial Purchaser may reasonably request.

                    (h) The Company will apply the net proceeds from the sale of the Securities in accordance with the description set forth under "Use of Proceeds" in the Offering Memorandum.

                    (i) Except as stated in this Agreement and in the Offering Memorandum, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities. Except as permitted by the Act, the Company will not distribute any offering material in connection with the Exempt Resales. The Company will not, and will not permit any Affiliate (as defined in the Indenture) or any person acting on its behalf to, solicit any offers to buy and will not offer to sell the Securities by means of any form of general solicitation or general advertising or by means of any directed selling efforts (as defined under Regulation S and the Commission's releases related thereto).

                    (j) The Company will use its best efforts to cause the Securities and the Contingent Warrants to be eligible for trading on PORTAL.

                    (k) From and after the Closing Date, so long as any of the Securities or the Contingent Warrants are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Act or, if earlier, until three years after the Closing Date, and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Company will furnish to holders and beneficial owners of the Securities and the Contingent Warrants and prospective purchasers of Securities or the Contingent

Warrants designated by such holders, upon request of such holders or beneficial owners or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resales of the Securities.

                    (l) The Company represents that it has not, and agrees that it will not and will cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Act of the sale by the Company to the Initial Purchaser or by the Initial Purchaser to the Eligible Purchasers of the Securities.

                    (m) The Company agrees to comply in all material respects with the terms and conditions of the Registration Rights Agreements, the Warrant Agreement and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities and the Contingent Warrants by DTC for "book entry" transfer.

                    (n) The Company agrees that prior to any registration of the Notes pursuant to the Notes Registration Rights Agreement, or at such earlier time as may be so required, the Indenture shall, if so required, be qualified under the Trust Indenture Act of 1939 (the "1939 ACT") and will enter into any necessary supplemental indentures in connection therewith.

                    (o) Prior to the Closing Date, the Company will furnish to the Initial Purchaser, if and as soon as prepared by the Company, a copy of any unaudited interim consolidated quarterly financial statements of the Company for any period subsequent to the period covered by the most recent consolidated financial statements of the Company appearing in the Offering Memorandum.

                    (p) The Company shall not, until 90 days following the Closing Date, without the prior written consent of the Initial Purchaser, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any securities issued by the Company (other than the Securities, any debt securities of the Company issued pursuant to the Notes Registration Rights Agreement in exchange for the Notes, any Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights, to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors of the Company and indebtedness permitted under the Indenture).

                    (q) The Company will not claim voluntarily, and will, subject to the fiduciary duties of the Board of Directors of the Company and applicable law, resist actively any attempts to claim, the benefit of any usury laws against the holders of any Notes.

                    (r) Not to, and to cause its affiliates not to, sell any Securities or Contingent Warrants that have been acquired by any of them.

                    (s) The Company will amend promptly its Amended and Restated Certificate of Incorporation to clarify that the definition of "Additional Shares" includes the Contingent Warrants and shares of Common Stock issuable upon exercise thereof.

                    (t) The Company will do and perform in all material respects all things required to be done and performed under this Agreement and the other Transaction Documents by it on, prior to, and after the Closing Date.

               5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Initial Purchaser on the date hereof and as of the Closing Date that:

                    (a) No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated.

                    (b) The Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates and the Offering Memorandum as of the Closing Date and any amendment or supplement thereto as of its date and as of the Closing Date, did not and will not (as of the Closing Date) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to (i) statements in or omissions from the Preliminary Offering Memorandum and Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by or on behalf of the Initial Purchaser expressly for use therein or (ii) statements in or omissions from the Preliminary Offering Memorandum that are supplemented, corrected or modified in, or, as the case may be, added to, the Offering Memorandum. Notwithstanding the preceding sentence, with respect to the projections and the underlying assumptions upon which they are based contained in the Offering Memorandum, the Company represents only that such projections were prepared in good faith with a reasonable belief in the underlying assumptions upon which the projections were based.

                    (c) The Indenture has been duly and validly authorized by the Company and, upon execution, delivery and performance thereof by the Company and assuming due authorization, execution, delivery and performance thereof by the Trustee, will be a valid and legally binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity; the Indenture conforms in all material aspects to the summary description thereof in the Offering Memorandum; and no qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Securities contemplated hereby (except for sales of Notes pursuant to the Exchange Offer, as defined in the Indenture) or in connection with the Exempt Resales.

                    (d) The Company has all the requisite power and authority to execute and deliver each of the Transaction Documents and the Contingent Warrants and perform its obligations thereunder; the execution and delivery of, and the performance by the Company of each of its obligations under, each of the Transaction Documents and the Contingent Warrants have been duly and validly authorized by the Company, and each of the Transaction Documents has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and except as rights to indemnity and contribution under such Transaction Document may be limited by Federal or state securities laws.

                    (e) The execution and delivery of, and the performance by the Company of each of its obligations under, each of the Second Amended and Restated Investors' Rights Agreement dated August 27, 1996, as amended on October 22, 1996 (the "Investors' Rights Agreement") among Jens H. Molbak and the investors listed in Exhibit A thereto, and the Amended and Restated Co-Sale Agreement dated December 15, 1995, as amended on October 22, 1996 (the "Co-Sale Agreement") among the Company, Jens H. Molbak and the holders of the Company's Series C Preferred Stock and/or Series D Preferred Stock, have been duly and validly authorized by the Company, and each of the Investors' Rights Agreement and the Co-Sale Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and except as rights to indemnity and contribution under such Investors' Rights Agreement and Co-Sale Agreement may be limited by Federal or state securities laws. The amendments to each of the Investors' Rights Agreement and the Co-Sale Agreement have been duly approved by the parties to such Investors' Rights Agreement and Co-Sale Agreement, other than the Company, in accordance with their respective terms and are in full force and effect.

                    (f) The Securities have been duly authorized by the Company, and, when executed by the Company and, in the case of the Notes, authenticated by the Trustee in accordance with the Indenture or, in the case of the Warrants, countersigned by the Warrant Agent in accordance with the provisions of the Warrant Agreement, and, in the case of the Notes and the Initial Warrants, delivered to the Initial Purchaser against payment therefor in accordance with the terms hereof, and, in the case of the Contingent Warrants, delivered to the holders of the Notes upon the occurrence of a Contingent Event, will have been validly issued and delivered, and will constitute valid and legally binding obligations of the Company, in the case of the Notes, entitled to the benefits of the Indenture and, in the case of the Warrants, entitled to the benefits of the Warrant Agreement and enforceable in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and the Securities conform in all material respects to the summary descriptions thereof in the Offering Memorandum. The Contingent Warrants have been duly authorized by the Company, and when executed by the Company and authenticated by the Warrant Agent in accordance with the provisions of the Warrant Agreement, will have been validly issued and delivered and will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Warrant Agreement, and enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and the Contingent Warrants conform in all material respects to the summary descriptions thereof in the Offering Memorandum.

                    (g) When issued in accordance with the terms and conditions contained in the Warrant Agreement upon exercise of the Warrants, the Warrant Shares will be duly authorized, validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights, other than the right of first refusal set forth in the Investors' Rights Agreement which right has been properly waived. The Warrant Shares have been duly reserved for issuance in accordance with the terms of the Warrants and the Warrant Agreement.

                    (h) The Initial Warrants and the Contingent Warrants, when issued, will represent the right to acquire upon exercise initially not less than approximately 5.2% and 2.2% respectively, of the outstanding common equity of the Company on a fully diluted basis as of the Closing Date (after giving effect to the maximum number of shares of common equity of the Company deliverable upon exercise, conversion or exchange of all vested stock options and restricted stock, preferred stock and in the money warrants outstanding as of the Closing Date including, without limitation, the Warrants (but not including the Contingent Warrants) and excluding unvested outstanding stock options and restricted stock repurchaseable at cost by the Company).

                    (i) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights, other than the right of first refusal set forth in the Investors' Rights Agreement, and were issued and sold in compliance in all material respects with all applicable Federal and state securities laws. The Company has the authorized capitalization as set forth in the Offering Memorandum.

                    (j) The Company is a corporation duly organized and validly existing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered or qualified to conduct its business and is in good standing in each jurisdiction wherein the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify and maintain good standing could not, singly or in the aggregate with all other such failures, reasonably be expected to have a material adverse effect on the condition (financial or other), business, prospects, liabilities (contingent or otherwise) properties, net worth, solvency or results of operations of the Company (any such event, a "MATERIAL ADVERSE EFFECT").

                    (k)  The Amended and Restated Certificate of
Incorporation of the Company has been properly amended to provide that no redemption rights exercisable by the holders of any of the Company's preferred stock shall become exercisable before April 30, 2007.

                    (l) The Company has, on the date of this Agreement, no subsidiaries.

                    (m) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or to which the Company or any of its properties or assets is subject, or which question the validity of any of the Transaction Documents or the Contingent Warrants or the right of the Company to enter into any of the Transaction Documents or the Contingent Warrants or to consummate the transactions contemplated hereby, that are not disclosed in the Offering Memorandum. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. The Company is not involved in any strike, job action or labor dispute with any group of employees, and, to the knowledge of the Company, no such action or dispute is threatened. The Company has no collective bargaining agreements with any of its employees. Except as set forth in the Offering Memorandum, no employee has any agreement or contract, written or verbal, regarding employment and each employee is employed on an "at will" basis and has no right to any compensation following termination of employment with the Company, except to the extent that any such agreement or contract or any such compensation could not reasonably be expected to have a Material Adverse Effect.

                    (n) No statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction to which the Company is subject has been issued or to the best knowledge of the Company is pending that (i) would interfere with or adversely affect the issuance of the Securities or the Contingent Warrants or
(ii) would in any manner draw into question the validity of this Agreement, any Transaction Document or the Contingent Warrants.

                    (o) The Company has not violated any Federal, state or local law relating to discrimination in hiring, promotion or pay of employees, except to the extent that any such violation could not reasonably be expected to have a Material Adverse Effect.

                    (p) The Company is not (i) in violation of its articles of incorporation or bylaws or other organizational documents, or (ii) in violation of any statute, ordinance, law, administrative or governmental rule or regulation or filing or judgment, injunction, order or decree of any court or governmental agency or body, foreign or domestic, applicable to the Company or its properties or assets (collectively, "LAW AND LEGAL REQUIREMENTS"), except where any such violation could not, singly or in the aggregate with all other such violations, reasonably be expected to have a Material Adverse Effect or
(iii) in breach of or in default in the performance of (including any event which, with notice or lapse of time or both, would constitute a breach of or a default in the performance of) any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness, agreement, indenture, lease or other instrument to which the Company is a party or by which the Company or any of its properties may be bound (collectively, "AGREEMENTS AND INSTRUMENTS"), except (A) as may be disclosed in the Offering Memorandum or (B) where any such breach or default could not, singly or in the aggregate with all other such breaches and defaults, reasonably be expected to have a Material Adverse Effect.

                    (q) The issuance, offer, sale and delivery of the Securities, the issuance and delivery of the Contingent Warrants (assuming the Contingent Warrants were issued concurrently with the Securities), the execution, delivery and performance of the Transaction Documents and the Contingent Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not: (i) require any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (collectively, "CONSENTS AND FILINGS"), except (A) such as may be required under the Act in connection with the performance of the Company's obligations under the Registration Rights Agreements and the qualification of the Indenture under the 1939 Act in connection with the consummation of the transactions contemplated by the Notes Registration Rights Agreement and (B) compliance with the state securities or Blue Sky laws of applicable jurisdictions; (ii) conflict with or constitute a breach of or a default under (including any event which, with notice or lapse of time or both, would constitute a breach of or a default under), the articles of incorporation or bylaws or other organizational documents of the Company; (iii) conflict with or constitute a breach of or a default under (including any event which, with notice or lapse of time or both, would constitute a breach of or a default under) any Agreement or Instrument, except any such conflict, breach or default that could not, singly or in the aggregate with all other such conflicts, breaches and defaults, reasonably be expected to have a Material Adverse Effect;
(iv) violate any Law or Legal Requirement, except any such violation that could not, singly or in the aggregate with all other such violations, reasonably be expected to have a Material Adverse Effect; or (v) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any Agreement or Instrument.

                    (r) No consents or waivers from any other person are required for the execution, delivery and performance of this Agreement and the other Transaction Documents and the Contingent Warrants by the Company and the consummation of the transactions contemplated hereby and thereby, other than such consents and waivers as have been obtained and are in full force and effect.

                    (s) The financial statements of the Company included in the Offering Memorandum, present fairly in all material respects the financial position, results of operations and cash flows of the Company, at the dates and for the periods to which they relate, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") and, in the case of such financial statements for annual periods, have been audited by Deloitte & Touche LLP which has issued an unqualified report thereon. The pro forma financial information included in the Offering Memorandum (the "PRO FORMA INFORMATION") is in all respects computationally accurate and has been prepared on a basis consistent with the audited historical financial statements of the Company included in the Offering Memorandum, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis to give effect to historical and proposed transactions and events described in the Offering Memorandum. The statistical data included in the Offering Memorandum are true and correct in all material respects. The Company has no material liabilities (whether matured or unmatured, fixed or contingent) not disclosed in the financial statements of the Company included in the Offering Memorandum that are required to be so disclosed under GAAP, and is not aware of any material contingent or unmatured liabilities not required to be so disclosed, except expenses incurred in connection with this offering and current liabilities incurred in the ordinary course of business subsequent to the date of such financial statements. There are no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March 1975) which are not adequately provided for in such financial statements.

                    (t) The projections contained in the Offering Memorandum have been prepared by the Company and are based on reasonable and good faith estimates and assumptions of the Company and the Company has no reason to believe that such estimates and assumptions are not fair and reasonable. Notwithstanding the preceding sentence, with respect to the projections and the underlying assumptions upon which they are based contained in the Offering Memorandum, the Company represents only that such projections were prepared in good faith with a reasonable belief in the underlying assumptions upon which the projections were based.

                    (u) Except as disclosed in the Offering Memorandum, subsequent to the date as of which such information is given in the Offering Memorandum, the Company has not incurred any liability or obligation, direct or contingent, or entered into or agreed to enter into any transaction, whether or not in the ordinary course of business, that is material to the Company, and there has not been any material change in the capital stock, or material increase in the short-term or long-term debt, of the Company or any material adverse change, or any development involving or which could reasonably be expected to involve a prospective material adverse change, in or affecting the condition (financial or other), business, prospects, liabilities (contingent or otherwise), properties, net worth, solvency or results of operations of the Company (whether or not arising in the ordinary course of business), and there have not been dividends or distributions of any kind declared, paid or made by the Company on any class of its capital stock.

                    (v) The Company has good and, if applicable, marketable title to all property (real and personal) described in the Offering Memorandum as being owned by it (or so reflected in the financial statements included in the Offering Memorandum), free and clear of all liens, claims, security interests or other encumbrances, except such as are described in the Offering Memorandum and except for any such lien, claim, security interest or other encumbrance which could not, singly or in the aggregate with all other liens, claims, security interests or encumbrances, reasonably be expected to have a Material Adverse Effect, and all the property described in the Offering Memorandum as being held under lease by the Company is, to the Company's knowledge, held by it under valid, subsisting and enforceable leases, with only such exceptions as in the aggregate are not materially burdensome and do not interfere in any material respect with the conduct of the business of the Company, and no default by the Company has occurred and is continuing thereunder, except such as are described in the Offering Memorandum or as could not, singly or in the aggregate with all such other defaults, reasonably be expected to have a Material Adverse Effect, and to the knowledge of the Company no material defaults by the landlord are existing under any such lease. The Company possesses or has rights to use all of the property that is necessary for the conduct of the business of the Company as set forth in the Offering Memorandum. The number of Coinstar units installed and operating is not less than that set forth in the Offering Memorandum.

                    (w) Except as permitted by the Act or otherwise agreed to by the Initial Purchaser, the Company has not distributed and, prior to the later to occur of the Closing Date and completion of the Initial Distribution of the Securities (which includes the sale by the Initial Purchaser), will not distribute any offering material in connection with the offering and sale of the Securities other than the Preliminary Offering Memorandum and Offering Memorandum (and any amendment or supplement thereto in accordance with Section 4(c) hereof).

                    (x) Except as set forth in the Offering Memorandum, the Company has all such permits, licenses, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities ("PERMITS") as are necessary under applicable law to own its properties and to conduct its businesses in the manner conducted as of the Closing Date as described in the Offering Memorandum, except to the extent that the failure to have any such Permit could not, singly or in the aggregate with all other such failures, reasonably be expected to have a Material Adverse Effect; the Company has fulfilled and performed, in all material respects, all its material obligations with respect to the Permits; and, except as described in the Offering Memorandum, none of the Permits contains any restriction that is materially burdensome to the Company.

                    (y) Neither the Company nor, to the knowledge of the Company, any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, which violation could, singly or in the aggregate with all other such violations, reasonably be expected to have a Material Adverse Effect.

                    (z) Except as disclosed in the Offering Memorandum, the Company has filed all tax returns required to be filed, and such returns are true and correct in all material respects, and the Company is not delinquent in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, except where the failure to file any such return or make any such payment could not, singly or in the aggregate with all other such failures, reasonably be expected to have a Material Adverse Effect. The Company does not know of any material proposed additional tax assessments against it.

                    (aa) Except as described in the Offering Memorandum, no holder of any security of the Company (other than holders of the Securities) has any right to request or demand registration of any security of the Company because of the consummation of the transactions contemplated by the Transaction Documents and the Contingent Warrants. Except as described in the Offering Memorandum, other than the Warrants to be issued and sold pursuant to the Warrant Agreement, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company, and there are no rights or obligations of the Company to redeem or repurchase, or rights of any holder of any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company to cause the Company, to redeem or repurchase, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company.

                    (bb) Except as set forth in the Offering Memorandum, the Company owns or possesses or has the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Offering Memorandum as being owned, possessed or used by it or necessary for the conduct of its business (collectively, the "INTELLECTUAL PROPERTY"), except to the extent that the failure to own or possess such Intellectual Property could not, singly or in the aggregate with all such other failures, reasonably be expected to result in any Material Adverse Effect, and the Company is not aware of any claim, or basis for a claim, to the contrary or any challenge, or basis for a challenge, by any other person to the rights of the Company with respect to the foregoing. The use of such Intellectual Property in connection with the business and operations of the Company does not infringe on the rights of any person or entity, except to the extent that any such infringement could not, singly or in the aggregate with all such other infringements, reasonably be expected to result in any Material Adverse Effect. No royalties or fees are payable by the Company to other persons or entities by reason of the ownership or use of any Intellectual Property. To the knowledge of the Company, no employee of the Company is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any Court or administrative agency, that would interfere with such employee's duties to the Company or that would conflict with the Company's business except as set forth in the Offering Memorandum. Neither the execution nor delivery of the Transaction Documents or the consummation of the transactions contemplated hereby will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is obligated.

                    (cc) The Company is not and, upon sale of the Securities to be issued and sold hereby in accordance herewith and the application of the net proceeds to the Company of such sale as described in the Offering Memorandum under the caption "Use of Proceeds," will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                    (dd) When the Securities are issued and delivered pursuant to this Agreement and the applicable Transaction Documents, such Securities will not be of the same class (within the meaning of Rule 144A(d)(3) under the Act) as any security issued by the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system.

                    (ee) Neither the Company nor any of its affiliates, has directly, or through any agent (provided that no representation is made as to the Initial Purchaser or any person acting on its behalf): (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) that is or will be integrated with the offering and sale of the Securities in a manner that would require the registration of the Securities under the Act; (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offering of the Securities including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; or (iii) engaged in any directed selling efforts within the meaning of Rule 903 under the Act and the Commission's Release No. 33-6883. No securities of the same class as the Notes or Warrants have been issued and sold by the Company within the six-month period immediately prior to the date hereof, except for the sale of 100,000 shares of Series E-1 Preferred Stock, warrants to purchase 350,000 shares of Series E-2 Preferred Stock and warrants to purchase 550,000 shares of Series E-3 Preferred Stock.

                    (ff) Assuming (i) that the representations and warranties in Section 2 hereof are true and correct, (ii) that the Initial Purchaser complies with the covenants set forth in Section 2 hereof and (iii) that each person to whom the Initial Purchaser offers, sells or delivers the Securities is an Eligible Purchaser, the purchase and sale of the Securities pursuant hereto (including the Initial Purchaser's proposed offering of the Securities on the terms and in the manner set forth in the Offering Memorandum and
Section 2 hereof) is exempt from the registration requirements of the Act.

                    (gg) The Company is in compliance with, and not subject to any liability under, the common law and all applicable federal, state and local laws, regulations, rules, codes, ordinances, directives, and orders relating to pollution or to protection of public or employee health or safety or to the environment, including, without limitation, those that relate to any Hazardous Material (as defined herein) ("ENVIRONMENTAL LAWS"), except, in each case, where noncompliance or liability, singly or in the aggregate with all other such noncompliance and liabilities, could not reasonably be expected to have a Material Adverse Effect. The term "HAZARDOUS MATERIAL" means any pollutant, contaminant or waste, or any hazardous, dangerous, or toxic chemical, material, waste, substance or constituent subject to regulation under any Environmental Law.

                    (hh) The Company is not, nor will it be, after giving effect to the issuance of the Securities and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, (i) insolvent, (ii) left with unreasonably small capital with which to engage in its existing businesses or other businesses in which the Company presently proposes to engage or (iii) incurring debts beyond its ability to pay such debts as they mature.

                    (ii) The Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains all the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

                    (jj) Deloitte & Touche LLP are independent public accountants with respect to the Company as required by the Act.

                    (kk) The Company maintains insurance of the types and in the amounts that are reasonable for its business as set forth in the Offering Memorandum, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect.

                    (ll) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed and access to assets is permitted in accordance with management's general and specific authorizations; and (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP and to maintain accountability for assets.

               6.   INDEMNIFICATION AND CONTRIBUTION.

                    (a) The Company agrees to indemnify and hold harmless the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or Offering Memorandum (including the Exhibits thereto) or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to the Initial Purchaser, insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Initial Purchaser furnished in writing to the Company by or on behalf of the Initial Purchaser expressly for use therein. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have; PROVIDED, HOWEVER, that the indemnification contained in this paragraph (a) with respect to the Preliminary Offering Memorandum shall not inure to the benefit of the Initial Purchaser (or to the benefit of any person controlling the Initial Purchaser) on account of any such loss, claim, damage, liability or expense arising from the sale of the Securities by the Initial Purchaser to any person if such untrue statement or alleged untrue statement contained in, or omission or alleged omission of a material fact from, the Preliminary Offering Memorandum upon which such loss, claim, damage, liability or expense is based was completely corrected in the Offering Memorandum and that the Initial Purchaser sold Securities to that person without sending or giving at or prior to the written confirmation of such sale, a copy of the Offering Memorandum (as then amended or supplemented), of which the Company had previously furnished sufficient copies to the Initial Purchaser as required hereby.

                    (b) The Initial Purchaser agrees to indemnify and hold harmless the Company, and its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to the Initial Purchaser set forth in paragraph (a) hereof, but only with respect to information relating to the Initial Purchaser furnished in writing by or on behalf of the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or Offering Memorandum or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors or officers, or any such controlling person based on the Preliminary Offering Memorandum or Offering Memorandum, or any amendment or supplement thereto, and in respect of which indemnity may be sought against the Initial Purchaser pursuant to this paragraph (b), the Initial Purchaser shall have the rights and duties given to the Company by paragraph (c) (except that if the Company shall have assumed the defense thereof the Initial Purchaser shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Initial Purchaser's expense), and the Company, its directors and officers, and any such controlling person shall have the rights and duties given to the Initial Purchaser by paragraph
(c). The foregoing indemnity agreement shall be in addition to any liability which the Initial Purchaser may otherwise have.

                    (c) If any action, suit or proceeding shall be brought against the parties or any person entitled to indemnification under this
Section 6 (the "INDEMNIFIED PARTIES") in respect of which indemnity may be sought, the indemnified parties shall promptly notify the parties against whom indemnification is being sought (the "INDEMNIFYING PARTIES"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified parties and payment of all reasonable fees and expenses. The indemnified parties shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified parties unless (i) the indemnifying parties have agreed to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel reasonably satisfactory to the indemnified parties on a timely basis, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both (a) the indemnified parties and (b) any of the indemnifying parties, and the indemnified parties shall have been advised by its counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of the indemnified parties). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for the indemnified parties, which firm shall be designated in writing by the indemnified party and be reasonably acceptable to the indemnifying party, and that all such fees and expenses shall be reimbursed on a monthly basis. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent (which shall not be unreasonably withheld or delayed), but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless each of the indemnified parties, to the extent provided in paragraph (a) or (b), as applicable, against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                    (d) If the indemnification provided for in this Section 6 is unavailable for any reason to an indemnified party under paragraphs (a) or (b) hereof or is insufficient to hold any such indemnified party completely harmless in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other hand from the offering of the Securities, or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchaser on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchaser, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company on the one hand and the Initial Purchaser on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Initial Purchaser on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                    (e) The Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or depending on any such action, suit or proceeding. Notwithstanding the provisions of this
Section 6, the Initial Purchaser shall not be required to contribute any amount in excess of the purchase discount or commission applicable to the Notes purchased by the Initial Purchaser hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                    (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 6 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. Each successor to the Initial Purchaser or any person who controls the Initial Purchaser, and each successor to the Company, or any person controlling the Company and their respective directors or officers, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

                    (g) No indemnifying party shall, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party, or indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional written release of such indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability on claims that are the subject matter of such proceeding.

               7. CONDITIONS OF THE INITIAL PURCHASER'S OBLIGATIONS. The obligation of the Initial Purchaser to purchase the Securities hereunder is subject to the fulfillment, in the Initial Purchaser's sole discretion, of the following conditions:

                    (a) At the time of execution of this Agreement and on the Closing Date, no order or decree preventing the use of the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued, and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, be contemplated. No order suspending the sale of the Securities in any jurisdiction shall have been issued, and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, shall be contemplated.

                    (b) Subsequent to the date hereof and prior to the Closing Date, the conduct of the business and operations of the Company has not been interfered with by strike, fire, flood, hurricane, accident or other calamity (whether or not insured) and, except as otherwise stated in the Offering Memorandum, the properties of the Company have not sustained any loss or damage (whether or not insured) as a result of any such occurrence, except any such interference, loss or damage which could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                    (c) The Initial Purchaser shall have received on the Closing Date an opinion of Cooley Godward LLP counsel for the Company, dated the Closing Date and addressed to the Initial Purchaser, in form and substance satisfactory to Latham & Watkins, counsel for the Initial Purchaser, to the effect that:

                         (i)  The Company is a corporation duly incorporated
and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and, to the best of such counsel's knowledge, is duly registered and qualified to conduct its business and is in good standing as a foreign corporation in each jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification, except
(a) in Massachusetts and New York, where the Company is not in good standing, and (b) where the failure so to register or qualify or to be in good standing could not, singly or in the aggregate with all other such failures, reasonably be expected to have a Material Adverse Effect;

                         (ii)  The authorized capital stock of the Company,
and to such counsel's knowledge, the number of outstanding shares of the Company's Capital Stock as of the date of the Offering Memorandum is as set forth in the second paragraph under the caption "Description of Capital Stock" in the Offering Memorandum, and to such counsel's knowledge, the number of the Company's outstanding warrants is as set forth under the caption "Warrants" in the Offering Memorandum.

                         (iii) The Company has corporate power and authority
to enter into this Agreement and the other Transaction Documents and to issue, sell and deliver the Notes, the Initial Warrants and the Contingent Warrants to be sold by it to the Initial Purchaser as provided herein;

                         (iv)  The Notes, the Initial Warrants and the
Contingent Warrants have been duly and validly authorized by the Company;

                         (v)   The Warrant Shares have been duly reserved by
the Company for issuance upon exercise of the Initial Warrants in sufficient number to cover the exercise of all of the Initial Warrants at the initial number of Warrant Shares deliverable upon exercise of the Initial Warrants, and the issuance of the Warrant Shares upon exercise of the Warrants has been duly and validly authorized, and the Warrant Shares, when paid for and delivered in accordance with the terms of the Warrants and the Warrant Agreement, will be validly issued, fully paid and nonassessable. The shares of Common Stock issuable upon exercise of the Contingent Warrants have been duly reserved by the Company for issuance upon exercise of the Contingent Warrants in sufficient number to cover the exercise of all the Contingent Warrants at the initial number of shares deliverable upon exercise of the Contingent Warrants, and the issuance of the initial number of shares issuable upon exercise of the Warrants has been duly and validly authorized, and such shares, when paid for and delivered in accordance with the terms of the Contingent Warrants and the Initial Warrant Agreement, will be validly issued, fully paid and nonassessable. To such counsel's best knowledge, no holder of capital stock of the Company has preemptive or similar rights applicable to the Initial Warrants, or the Warrant Shares or the Contingent Warrants other than the right of first refusal set forth in the Investors' Rights Agreement which has been waived;

                         (vi)   (w) the issuance and delivery of the
Contingent Warrants (assuming the Contingent Warrants were issued concurrently with the Securities), (x) the offer, sale or delivery of the Securities and (y) the execution, delivery or performance by the Company of this Agreement and the other Transaction Documents, compliance by the Company with the provisions hereof or thereof and consummation by the Company of the transactions contemplated hereby or thereby do not conflict with and do not constitute a breach of, or a default under (including any event which, with notice or lapse of time or both, would become a breach of or a default under), (a) the Amended and Restated Certificate of Incorporation, as amended, or bylaws of the Company or (b) any Agreement or Instrument which is known to such counsel, except, with respect to this clause (b) any such conflict, breach or default that could not, singly or in the aggregate, with all such other conflicts, breaches and defaults, reasonably be expected to have a Material Adverse Effect;

                         (vii)  To the best knowledge of such counsel, there
are no legal or governmental proceedings pending or threatened against the Company or to which the Company or any of its property or assets is subject, which (A) are not disclosed in the Offering

Memorandum and which, if adversely decided, could, singly or in the aggregate with all other such proceedings, reasonably be expected to have a Material Adverse Effect or (B) seek to restrain or prohibit the consummation of the transactions contemplated by the Transaction Documents;

                         (viii) To the best knowledge of such counsel, except
as provided under the Investors' Rights Agreement, no holder of any securities of the Company (except for the holders of the Notes and the Initial Warrants) or any other person has the right to have any securities of the Company included in any registration statement contemplated by the Registration Rights Agreements. To the best knowledge of such counsel, except as described in the Offering Memorandum, other than the Warrants, there are no (a) outstanding options, warrants or other rights calling for the issuance of any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company, (b) commitments or arrangements to issue any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company, or (c) obligations of the Company to redeem or repurchase any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company;

                         (ix)  No registration of any of the Securities under
the Act is required for the sale of the Securities to the Initial Purchaser as contemplated in this Agreement or for the Exempt Resales (relying on (A) the accuracy of the representations made by each person who buys the Securities in the Exempt Resales that such person is an Eligible Purchaser,
(B) the accuracy of the Initial Purchaser's representations and those of the Company in this Agreement regarding the absence of general solicitation and general advertising in connection with the Exempt Resales and (C) the accuracy of the representations made by each Accredited Investor who purchases Securities pursuant to an Exempt Resale as set forth in the letter of representation executed by such Accredited Investor in the form of Annex A to the Offering Memorandum);

                         (x)   The statements in the Offering Memorandum,
entitled "Offering Memorandum Summary - The Company," "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operation," "Business," "Certain Transactions" and "Description of Capital Stock," insofar as they are descriptions of contracts, agreements or other legal documents (other than the Indenture or the Notes, as to which such counsel expresses no opinion), or refer to statements of law or legal conclusions (except insofar as they pertain to the Indenture or the Notes, as to which such counsel expresses no opinion) are true and accurate in all material respects;

                         (xi)  Any preemptive rights or rights of first
refusal known to such counsel that might permit any existing holder of any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company to purchase the Notes, the Initial Warrants, the Contingent Warrants the Warrant Shares or any portion thereof, including without limitation those set forth in the Investors' Rights Agreement, have been properly waived;

                         (xii) All consents and approvals known to such
counsel to be required under the Company's Amended and Restated Certificate of Incorporation and under any Agreement or Instrument for the issuance, offer, sale and delivery of the Securities, the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated hereby, including without limitation requisite consents under the Investors' Rights Agreement with respect to the granting of registration rights under the Registration Rights Agreements, have been obtained;

                         (xiii)    The Amended and Restated Certificate of
Incorporation of the Company has been amended by all necessary corporate action to provide that no redemption rights exercisable by the holders of any of the Company's Preferred Stock shall become exercisable before April 30, 2007; and

                         (xiv)     Such counsel will not be required to make any
investigation or examination of the accuracy or completeness of, or otherwise verified, the information furnished with respect to the Offering Memorandum. Such counsel will have considered, reviewed and discussed with certain officers and employees of the Company, and with you, the information furnished. On the basis of such consideration, review and discussion, but without any independent investigation, examination or verification, no facts will have come to such counsel's attention that will have caused such counsel to believe that the Offering Memorandum as of its date and as of the Closing contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel need express no belief with respect to (A) the financial statements and related schedules and financial and statistical data included in the Offering Memorandum, (B) the financial projections and related schedules and financial and statistical data included therein, (C) the underlying assumptions to the financial projections, (D) any summary or description of the Indenture or the Notes, (E) the Blue Sky legends on pages two through four of the Offering Memorandum, (F) the sections of the Offering Memorandum entitled "Certain Federal Income Tax Considerations," "Plan of Distribution," "Transfer Restrictions" and "Book Entry; Delivery and Form," and (G) any Annex or Exhibit to the Offering Memorandum (as to which such counsel expresses no view).

               In giving such opinion, such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials; PROVIDED, HOWEVER, that such certificates have been delivered to the Initial Purchaser prior to the Closing Date. The opinions rendered by such counsel will be subject to (i) applicable limitations of bankruptcy, insolvency, receivership, moratorium, reorganization, fraudulent conveyance and other similar laws providing relief to debtors and (ii) general principals of equity, whether considered in a proceeding in equity or at law. In addition, with respect to any opinion interpreting the laws of the State of New York, such counsel may state that, although they have made such investigation of the laws of the State of New York as they have deemed necessary to render the opinions contemplated hereby, they are not generally familiar with other New York statutes, regulations, rules, guidelines, common law, rules of construction or other legal authorities which might influence the construction or interpretation of such law in ways which such counsel naturally could not anticipate.

                    (d) The Initial Purchaser shall have received on the Closing Date an opinion of Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Company, dated the Closing Date and addressed to the Initial Purchaser, in form and substance satisfactory to Latham & Watkins, counsel for the Initial Purchaser, to the effect that:

                         (i)  This Agreement and each of the other Transaction
Documents (other than the Securities) have been duly authorized, executed and delivered by the Company and each of the Transaction Documents are valid, legal and binding agreements of the Company, enforceable against the Company in accordance with their respective terms;

                         (ii) When the Securities have been executed by the
Company and, in the case of the Notes, authenticated by the Trustee in accordance with the Indenture or, in the case of the Warrants, authenticated by the Warrant Agent in accordance with the terms of the Warrant Agreement, and, in each case, delivered to the Initial Purchaser against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company, entitled to the benefits of, with respect to the Notes, the Indenture and, with respect to the Warrants, the Warrant Agreement. The Contingent Warrants, when executed by the Company and authenticated by the Warrant Agent in accordance with the provisions of the Warrant Agreement, will have been validly issued and delivered and will constitute valid and binding obligations of the Company, entitled to the benefits of the Warrant Agreement;

                         (iii) (x) The offer, sale or delivery of the
Securities and (y) the execution, delivery or performance by the Company of this Agreement and the other Transaction Documents, compliance by the Company with the provisions hereof and thereof and consummation by the Company of the transactions contemplated hereby and thereby do not and will not result in any violation of any Law or Legal Requirement which in such counsel's experience are customarily applicable to commercial transactions of the type contemplated by the Transaction Documents (assuming compliance with all applicable state securities and Blue Sky laws and, in the case of the Registration Rights Agreements, the Act, the Exchange Act and the 1939 Act);

                         (iv)  No Consent or Filing based on Law or Legal
Requirements is required on the part of the Company for the valid issuance and sale of the Securities to the Initial Purchaser as contemplated by this Agreement or the execution, delivery or performance by the Company of each of the Transaction Documents, except (A) as have been obtained and are in full force and effect and (B) as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Securities or such as may be required under the Act, the Exchange Act or the 1939 Act in connection with the performance by the Company of its obligations under the Registration Rights Agreements, as to which such counsel expresses no opinion;

                         (v)   No qualification of the Indenture under the
1939 Act is required in connection with the offer and sale of the Securities contemplated hereby (except for sales of Notes pursuant to the Exchange Offer, as defined in the Notes Registration Rights Agreement) or in connection with the Exempt Resales;

                         (vi)  Assuming that the proceeds of issuance of the
Securities are used as set forth in the Offering Memorandum, neither the consummation of the transactions contemplated hereby nor the sale, issuance, execution or delivery of the Securities, nor the application of the proceeds therefrom (if applied as described in the Offering Memorandum under the caption "Use of Proceeds"), will violate Regulation G (12 C.F.R. Part 207), T (12 C.F.R.
Part 220), U (12 C.F.R. Part 221) or X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System; and

                         (vii) The statements in the Offering Memorandum,
insofar as they are (a) set forth under the headings "Certain Federal Income Tax Considerations," "Transfer Restrictions" or "Book Entry; Delivery and Form," or (b) wheresoever set forth, constitute descriptions of the Indenture or the Notes, or (c) refer to statements of law or legal conclusions pertaining to any of the foregoing, are true and accurate in all material respects and summarize fairly the information required to be shown.

               In giving such opinion, such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of the officers of the Company and certificates of public officials; PROVIDED, HOWEVER, that such certificates have been delivered to the Initial Purchaser prior to or on the Closing Date.
 The opinions rendered by such counsel will be subject to (i) applicable limitations of bankruptcy, insolvency, receivership, moratorium, reorganization, fraudulent conveyance and other similar laws providing relief to debtors and (ii) general principals of equity, whether considered in a proceeding in equity or at law. In addition, with respect to any opinion interpreting the laws of the State of New York, such counsel may state that, although they have made such investigation of the laws of the State of New York as they have deemed necessary to render the opinions contemplated hereby, they are not generally familiar with other New York statutes, regulations, rules, guidelines, common law, rules of construction or other legal authorities which might influence the construction or interpretation of such law in ways which such counsel naturally could not anticipate.

                    (e) (i) There shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Offering Memorandum; (ii) there shall not have been, since the respective dates as of which information is given in the Offering Memorandum, except as may otherwise be expressly stated in the Offering Memorandum, any material adverse change in the condition (financial or other), business, prospects, liabilities (contingent or otherwise), properties, net worth, solvency or results of operations of the Company; (iii) the Company shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company, other than those reflected in the Offering Memorandum; (iv) each of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; (v) the Company shall have executed and delivered each Transaction Document; and (vi) the Initial Purchaser shall have received a certificate, dated the Closing Date and signed on behalf of the Company by the President and the Chief Financial Officer of the Company (or such other officers as are acceptable to the Initial Purchaser), to the effect set forth in this Section 7(e) and in Section 7(f) hereof, to the effect that the Company is not, nor will it be, after giving effect to the issuance of the Securities and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby,
(x) insolvent, (y) left with unreasonably small capital with which to engage in its existing businesses or other businesses in which the Company presently proposes to engage or (z) incurring debts beyond its ability to pay such debts as they mature and to the effect that, to the knowledge of such individuals, the Offering Memorandum, and any amendment or supplement thereto, does not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    (f) The Company shall not have failed at or prior to the Closing Date to have performed or complied in any material respect with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                    (g) The Securities and the Contingent Warrants shall have been approved for trading on PORTAL.

                    (h) The Initial Purchaser shall be satisfied in its sole discretion with the terms and provisions of the Transaction Documents and the Contingent Warrants.

                    (i) The Company shall have furnished or caused to be furnished to the Initial Purchaser such further certificates, documents and opinions as the Initial Purchaser shall have reasonably requested.

                    (j) There shall not have been made any amendment or supplement to the Offering Memorandum to which the Initial Purchaser has reasonably objected.

                    (k) At the time of the execution of this Agreement, the Initial Purchaser shall have received from Deloitte & Touche LLP a letter dated as of the Closing Date in form and substance reasonably satisfactory to the Initial Purchaser in the form contemplated for "comfort letters addressed to underwriters" by Statement of Auditing Standards No. 72 ("SAS 72"), and in form and substance previously provided to for review and agreed to as satisfactory to the Initial Purchaser and to counsel for the Initial Purchaser.

                    (l)  [Intentionally Omitted].

                    (m) Any preemptive rights or rights of first refusal that might permit any existing holder of any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company to purchase the Securities, the Warrant Shares or any portion thereof, including without limitation those set forth in the Investors' Rights Agreement, have been properly waived, in form and substance satisfactory to the Initial Purchaser in its sole discretion.

                    (n) All consents or approvals required under the Company's Amended and Restated Certificate of Incorporation and under any Agreement or Instrument for the issuance, offer, sale and delivery of the Securities, the issuance and delivery of the Contingent Warrants, the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including without limitation requisite consents under the Investors' Rights Agreement with respect to the granting of registration rights under the Registration Rights Agreements, shall have been obtained, in form and substance satisfactory to the Initial Purchaser in its sole discretion.

                    (o)  The Amended and Restated Certificate of
Incorporation of the Company shall have been amended, in form and substance satisfactory to the Initial Purchaser in its sole discretion, to provide that no redemption rights exercisable by the holders of any of the Company's preferred stock shall become exercisable before April 30, 2007.

                    (p) The Initial Purchaser shall have received on the Closing Date an opinion of Latham & Watkins, counsel for the Initial Purchaser, dated the Closing Date and addressed to the Initial Purchaser, regarding the enforceability of the Notes, the Registration Rights Agreements, the Warrant Agreement and the Indenture.

               All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Initial Purchaser and Latham & Watkins, counsel for the Initial Purchaser.

               Any certificate or document signed by any officer of the Company and delivered to the Initial Purchaser, or to counsel for the Initial Purchaser, at the Closing, shall be deemed a representation and warranty by the Company to the Initial Purchaser as to the statements made therein.

               Acceptance of the proceeds of the issuance and sale of the Securities shall be a representation and warranty by the Company to the Initial Purchaser that each of the conditions set forth in clauses (a), (b),
(d), (e), (f), (g), (h), (k) and (l) of this Section 7 has been satisfied or, to the knowledge of the Company, waived.

               8.   EXPENSES.

                    (a) Whether or not the purchase and sale of the Securities hereunder is consummated or this Agreement is terminated pursuant to Section 9 hereof, the Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, word processing, printing, delivery and reproduction of the Preliminary Offering Memorandum and the Offering Memorandum (including the exhibits thereto), and each amendment or supplement to any of them, this Agreement and each of the other Transaction Documents (including the reasonable disbursements of the Initial Purchaser's counsel in connection therewith); (ii) the delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Offering Memorandum, the Preliminary Offering Memorandum and all amendments or supplements as may be reasonably requested for use in connection with the offering and sale of the Securities as part of the Initial Distribution thereof pursuant to Exempt Resales; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities and the Contingent Warrants, including any stamp taxes in connection with the original issuance and sale of the Securities and the Contingent Warrants;
(iv) the printing (or reproduction) and delivery of the preliminary and supplemental Blue Sky Memoranda and all other agreements and documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the application for quotation of the Securities and the Contingent Warrants on PORTAL; (vi) the qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 4(f) hereof (including the fees, expenses and disbursements of counsel for the Initial Purchaser relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such qualification); (vii) the performance by the Company of its obligations under the Warrant Agreement and the Registration Rights Agreements (including fees and expenses of the Trustee, the Warrant Agent and the transfer agent and registrar of the Warrant Shares, including fees and expenses of their respective counsel);
(viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and
(ix) the reasonable fees and expenses of Latham & Watkins, counsel for the Initial Purchaser. The Company hereby agrees that it will pay in full on the Closing Date (or in the event that this Agreement is terminated or there shall be a failure to consummate the transaction hereunder, upon request by such counsel) the fees and expenses referred to in clauses (vi) and (ix) of this
Section 8 by delivering to counsel for the Initial Purchaser on such date a check payable to such counsel in the requisite amount.

                    (b) If the purchase and sale of the Securities hereunder is not consummated because any condition to the obligations of the Initial Purchaser set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 9 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by the Initial Purchaser in payment for the Securities on the Closing Date after all conditions set forth herein have been satisfied, the Company shall reimburse the Initial Purchaser promptly upon demand for all out-of-pocket expenses (including reasonable fees and expenses of counsel) that shall have been incurred by the Initial Purchaser in connection with the proposed purchase and sale of the Securities and the other transactions contemplated hereby.

               9. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchaser, without liability on the part of the Initial Purchaser to the Company, by notice to the Company, if at or prior to the delivery and payment for Securities, (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States or the market for the Securities is such as to make it, in the sole judgment of the Initial Purchaser, impracticable or inadvisable to commence or continue the offering of the Securities on the terms set forth in the Offering Memorandum or to enforce contracts for the resale of the Securities by the Initial Purchaser. Notice of such termination may be given to the Company by telecopy or telephone and shall be subsequently confirmed by letter.

               10. INFORMATION FURNISHED BY THE INITIAL PURCHASER. The statements set forth in the last paragraph on the cover page and in the fourth and seventh paragraphs under the caption "Plan of Distribution" in the Offering Memorandum, constitute the only information furnished by or on behalf of the Initial Purchaser as such information is referred to in Sections 5(b) and 6 hereof.

               11. MISCELLANEOUS. Except as otherwise provided in Sections 4 and 9 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 13231 SE 36th Street, Suite 200, Bellevue, WA 98006,
Attention: Jens H. Molbak, or (ii) if to the Initial Purchaser, to Smith Barney Inc., 338 Greenwich Street, New York, New York 10013, Attention:
Manager, Investment Banking Division.

               This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

               This Agreement has been and is made solely for the benefit of the Initial Purchaser and the Company, and their respective directors, officers and the controlling persons referred to in Section 6 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the terms "successors and assigns" as used in this Agreement shall include a purchaser from the Initial Purchaser of any of the Securities in such purchaser's status as such purchaser.

               12. SURVIVAL. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company set forth in this Agreement or made by or on behalf of the Company (including, pursuant to any officer's certificate) pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Initial Purchaser, any director, officer, employee or agent of the Initial Purchaser or any controlling person referred to in
Section 6 hereof, and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 8 and 13 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

               13. APPLICABLE LAW; COUNTERPARTS; CONSENT TO JURISDICTION. This Agreement shall be governed by and construed in accordance with the law of the State of New York applicable to contracts made and to be performed within the State of New York. Each of the parties hereto hereby irrevocably and unconditionally: (i) submits itself and its property in any legal action or proceeding relating to this Purchase Agreement or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive jurisdiction of the courts of the State of New York and the courts of the United States of America for the Southern District of New York, and appellate courts thereof, and consents and agrees to such action or proceeding being brought in such courts; and (ii) waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in any inconvenient court and agrees not to plead or claim the same.

                     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          Please confirm that the foregoing correctly sets forth the agreement between the Company and the Initial Purchaser.



                                             Very truly yours,



                                             COINSTAR, INC.




                                          By:    /s/ Jens H. Molbak
                                                 -----------------------------
                                          Name:  Jens H. Molbak
                                                 -----------------------------
                                          Title: CEO and President
                                                 -----------------------------



Confirmed as of the date first
above mentioned.


SMITH BARNEY INC.




By:    /s/ Edward P. Massaro
       -----------------------------
Name:  Edward P. Massaro
       -----------------------------
Title: Vice President
       -----------------------------